Harding, Loevner Funds, Inc. (the “Fund”)

Prospectus for Institutional Investors dated December 31, 2009

Supplement dated as of June 21, 2010

Effective June 14, 2010, State Street Bank and Trust Company (“State Street”) was terminated as Transfer Agent, Custodian and Administrator of the Fund and The Northern Trust Company (“Northern Trust”) was appointed Transfer Agent, Custodian and Administrator of the Fund. All references to “State Street” are deleted from the Prospectus and replaced with “Northern Trust” as of the effective date.

The information that appears under Wire Transfer on page 22 of the Prospectus is deleted and replaced with the following:

Wire Transfer: Purchases of shares may be made by wire transfer of Federal funds. Share purchase orders are effective on the date when The Northern Trust Company (“Northern Trust” or the “Transfer Agent”) receives a completed Account Application Form (and other required documents) and Federal funds become available to the Fund in the Fund’s account with the Transfer Agent as set forth below. The shareholder’s bank may impose a charge to execute the wire transfer. The wiring instructions are:

ABA#: 0110-0002-8

The Northern Trust Company, Chicago, IL

DDA #00330928

Reference: Harding Loevner Funds, Inc. (Fund Name)

Reference Beneficiary: Account Number and Account Registration

Fund shares are normally issued for cash only.

In order to purchase shares on a particular Business Day, a purchaser must call the Transfer Agent at (877) 435-8105 as soon as possible, but no later than 4:00 p.m. Eastern Standard Time, to inform the Fund of the incoming wire transfer and clearly indicate which Portfolio, and if applicable, which class, is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives trade instructions after the above-mentioned cut-off time, or if the Transfer Agent does not receive Federal funds, such purchase order shall be executed as of the date that Federal funds are received.

The information that appears under Regular Mail and Overnight Delivery on page 23 of the Prospectus is deleted and replaced with the following:

Regular Mail:

Harding, Loevner Funds, Inc.

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Overnight Delivery:

Harding, Loevner Funds, Inc.

c/o The Northern Trust Company

801 S. Canal St.

Attn: Funds Center C5S

Chicago, IL 60607

The information that appears under Shareholder Inquiries on page 25 of the Prospectus is deleted and replaced with the following:

Inquiries concerning the Fund may be made by writing to Harding, Loevner Funds, Inc., c/o The Northern

Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 or by calling the Fund (toll-free) at (877) 435-8105.

The second and third full paragraphs that appear on the back cover page of the Prospectus are deleted and replaced with the following:

To order free copies of the Fund’s annual or semi-annual report or its SAI, to request other information about the Fund and to make general shareholder inquiries, call (toll free) (877) 435-8105, or write to the following address:

Harding, Loevner Funds, Inc.

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766